SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2012

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

USA Technologies, Inc. (the “Company”), is filing this Amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2012 to disclose the final voting results of its annual meeting of shareholders held on June 28, 2012 (the “Annual Meeting”). As compared to the preliminary voting results previously reported, the final voting results reflect an increase of 183,473 votes for the director nominees of the Company and a decrease of 15,174 votes for the nominees of Bradley Tirpak and S.A.V.E. Partners IV.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The final voting results, as reported by IVS Associates, Inc., the independent inspector of elections for the Annual Meeting, for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1.	Election of Directors.

All of the Company’s nominees for director were elected, and the voting results are as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non- votes

Company’s Nominees
Deborah G. Arnold	13,324,614	100,909	81,358
Steven D. Barnhart	13,316,866	108,657	81,358
Joel Brooks	13,115,469	310,054	81,358
Stephen P. Herbert	13,313,491	112,032	81,358
Albin F. Moschner	13,132,852	292,671	81,358
Frank A. Petito, III	13,314,785	110,738	81,358
Jack E. Price	13,310,819	114,704	81,358
William J. Reilly, Jr.	13,129,429	296,094	81,358
William J. Schoch	13,316,672	108,851	81,358
Nominees of Bradley Tirpak and S.A.V.E. Partners IV
John S. Ioannou	10,990,334	360,592	81,358
Ajoy H. Karna	10,990,334	360,592	81,358
Rodman K. Reef	10,990,334	360,592	81,358
Andrew Salisbury	10,990,334	360,592	81,358
Craig W. Thomas	11,046,134	304,792	81,358
Bradley M. Tirpak	11,045,934	304,992	81,358
George Wallner	10,990,334	360,592	81,358

Accordingly, Ms. Arnold and Messrs. Barnhart, Brooks, Herbert, Moschner, Petito, Price, Reilly and Schoch were elected to serve on the Company’s board of directors.

2.           Ratification of the Appointment of Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2012.

The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for 2012 was approved, and the voting results were as follows:

Votes For	23,119,414
Votes Against	1,025,555
Abstentions	632,838
Broker Non-Votes	0

3.           Approval of the USA Technologies, Inc. 2012 Stock Incentive Plan.

The Company’s shareholders approved the Company’s 2012 Stock Incentive Plan and the voting results were as follows:

Votes For	19,424,474
Votes Against	4,600,641
Abstentions	751,334
Broker Non-Votes	81,358

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: July 12, 2012	By:	/s/ Stephen P. Herbert
Stephen P. Herbert
Chairman & Chief Executive Officer